SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): May 21, 2002
                               --------------

                          ICG COMMUNICATIONS, INC.
                               --------------

             (Exact Name of Registrant as Specified in Charter)

                 DELAWARE                                 1-11965                           84-1342022
-------------------------------------------    -----------------------------    ----------------------------------
     (State or Other Jurisdiction of             (Commission File Number)        (IRS Employer Identification No.)
              Incorporation)

         ICG Communications, Inc.
         161 Inverness Drive West
         Englewood, CO                                     80112
         (Address of Principal Executive                (Zip Code)
         Offices)


     Registrant's telephone number, including area code: (303) 414-5000
                               --------------


           -----------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 3. Bankruptcy or Receivership.

As previously reported, on November 14, 2000, ICG Communications, Inc., a Delaware corporation ("ICG" or the "Company"), and its affiliated debtor subsidiaries filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code, Case No. 00-4238 (PJW), in the U.S. Bankruptcy Court for the District of Delaware located in Wilmington, Delaware (the "Court"). During the course of the proceedings, the Company operated its business and managed its properties and assets as a debtor-in-possession. On December 19, 2001, the Company filed a Joint Plan of Reorganization and accompanying disclosure statement. On February 25, 2002, the Company filed the First Amended Joint Plan of Reorganization and accompanying disclosure statement. On April 3, 2002, the Company filed the Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession (the "Plan") together with the accompanying Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession (the "Disclosure Statement"). A copy of the Plan and Disclosure Statement are filed herewith as Exhibits 2.2 and 2.3, respectively. On May 16, 2002, Logan and Company, the Company's balloting agent, filed an affidavit indicating that the Plan had been accepted by all classes entitled to vote on the Plan.

On May 21, 2002, the Court entered an order confirming the Plan. A copy of the order confirming the Plan is filed herewith as Exhibit 2.1 (the "Confirmation Order"). On May 20, 2002, the Company issued a press release related to the foregoing and a copy is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

A description of the amended and modified Plan is set forth in the Confirmation Order and the Disclosure Statement. The principal provisions of the Plan are as follows:

o Holders of allowed general unsecured claims against the Company will receive one hundred percent (100%) of the new common stock of reorganized ICG (the "New Common Shares"). The allocation of New Common Shares is based upon the ultimate aggregate amount of allowed general unsecured claims against (i) the operating companies owned directly or indirectly by ICG Holdings, Inc. ("ICG Holdings"), including ICG Telecom Group, Inc. ("ICG Telecom" and, together with ICG Communications, Inc., ICG Holdings and ICG Telecom's subsidiaries, the "Holdings Debtors") and (ii) ICG Services, Inc., ICG Equipment, Inc., ICG NetAhead and ICG Mountainview, Inc., (the "Services Debtors"), respectively, and adjusted in settlement of certain intercompany claim issues. Based upon claim estimates contained in the Plan, approximately fifty-nine and one-half percent (59.5%) of the New Common Shares will be distributed pro rata to holders of general unsecured claims against the Holdings Debtors and approximately forty and one-half percent (40.5%) of the New Common Shares will be distributed pro rata to holders of general unsecured claims against the Services Debtors.

o Holders of general unsecured claims against the Holdings Debtors will be issued a pro rata share of warrants for the purchase of approximately ten percent (10%) of the New Common Shares at a strike price based upon an implied total equity value of Reorganized ICG of $160 million (the "New Holdings Creditor Warrants"). A description of the terms of the New Holdings Creditor Warrants is set forth in Section V.F of the Disclosure Statement.

o Cerberus Capital Management, L.P. ("CCM") will arrange a $25 million senior subordinated secured term loan for reorganized ICG (the "New Senior Subordinated Term Loan"), the proceeds of which will be distributed pro rata to holders of the Company's prepetition secured bank debt. The lenders of the New Senior Subordinated Term Loan shall receive a closing fee in the form of warrants to purchase 200,000 additional New Common Shares, on substantially the same terms as the New Holdings Creditor Warrants. The balance of the Company's prepetition secured bank debt, aggregating approximately $59.6 million, will be converted to new secured debt of reorganized ICG (the "New Secured Notes"). A description of the terms of the New Senior Subordinated Term Loan can be found in Section V.G of the Disclosure Statement. A description of the terms of the New Secured Notes is set forth in
         Section V.F of the Disclosure Statement.

o A group of financial institutions, including CCM, will purchase $40 million of unsecured convertible notes to be issued by the Company (the "New Convertible Notes"). The New Convertible Notes will be convertible into common stock representing twenty-two percent (22%) of the issued and outstanding New Common Shares on the effective date. A description of the terms of the New Convertible Notes can be found in Section V.G of the Disclosure Statement.

o Options to purchase seven percent (7%) of the aggregate New Common Shares outstanding on a fully diluted basis will be granted to employees designated in the management option plan (the "Management Option Plan"). The Management Option Plan will reserve options to purchase three percent (3%) of the aggregate New Common Shares for future awards by the board of reorganized ICG.

As of May 2, 2002, there were 55,244,915 shares of the Company's old common stock outstanding (the "Old Common Stock"), all of which will be cancelled on the effective date of the Plan. Prior to the Petition Date, the Company also issued the following preferred securities (the "Old Preferred Shares"): (i) 50,000 shares of ICG Communications, Inc. 8% Series A-1 Convertible Preferred Securities due 2015; (ii) 23,000 shares of ICG Communications, Inc. 8% Series A-2 Convertible Preferred Securities due 2015; (iii) 2,000 shares of ICG Communications, Inc. 8% Series A-3 Convertible Preferred Securities due 2015; (iv) 1,107,585 shares of ICG Funding, LLC Exchangeable Preferred Securities Mandatorily Redeemable 2009;
(v) 13,029.25 shares of ICG Communications, Inc. 6 3/4% Preferred Stock Mandatorily Redeemable 2009; (vi) 162,071 shares of ICG Holdings, Inc. 14% Preferred Stock Mandatorily Redeemable 2008; (vii) and 272,510 shares of ICG Holdings, Inc. 14 1/4% Preferred Stock Mandatorily Redeemable 2007, all of which will be cancelled on the effective date of the Plan. Under the provisions of the Plan, the Old Common Stock and Old Preferred Shares and all of the Company's senior notes will be canceled.

As of the effective date of the Plan, the Company will issue a total of 8,000,000 New Common Shares to all holders of claims filed and allowed under the Plan.

A statement of the assets and liabilities of the Company is contained in the Company's Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on May 15, 2002, which is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

DESCRIPTION

         (c) Exhibits.

         2.1      Findings of Fact, Conclusions of Law, and Order
                  Confirming Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated May 21, 2002.

         2.2 Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated April 3, 2002.

         2.3 Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated April 3, 2002.

         13.1 ICG Communications, Inc.'s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on May 15, 2002.

         99.1     Press Release issued by ICG Communications, Inc. on May
                  20, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2002                 ICG COMMUNICATIONS, INC.


                                   By: /s/ Bernard L. Zuroff
                                   --------------------------------------------
                                   Bernard L. Zuroff
                                   Executive Vice President, General Counsel
                                   and Secretary



                               EXHIBIT INDEX


         2.1      Findings of Fact, Conclusions of Law, and Order
                  Confirming Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated May 21, 2002.

         2.2 Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated April 3, 2002.

         2.3 Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated April 3, 2002.

         13.1 ICG Communications, Inc.'s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on May 15, 2002.

         99.1     Press Release issued by ICG Communications, Inc. on May
                  20, 2002.